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                                                    PROSPECTUS SUPPLEMENT

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Supplement dated September 30, 2003 to Prospectus dated May 1, 2003 of:

VALUE EQUITY PORTFOLIO

The Prospectus is hereby amended and supplemented to reflect changes to the "PROCESS" subsection of the Investment Summary and the "ADDITIONAL RISK FACTORS AND INFORMATION" section of the Prospectus.

Accordingly, the "PROCESS" section is hereby deleted in its entirety and replaced by the following:

     The Adviser seeks attractively valued companies experiencing a change that the Adviser believes could have a positive impact on a company's outlook, such as a change in management, industry dynamics or operational efficiency. In determining whether securities should be sold, the Adviser considers factors such as appreciation to fair value, fundamental change in the company or changes in economic or market trends.

     Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in equity securities. This policy may be changed without shareholder approval; however, you would be notified of any changes. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. This percentage limitation however, does not apply to securities of foreign companies that are listed in the United States on a national exchange.

The following paragraph is hereby added to the end of the "RISKS" subsection of the Investment Summary:

     Investing in foreign countries entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's

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     investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

In addition, the section of the Prospectus titled "ADDITIONAL RISK FACTORS AND INFORMATION" is hereby supplemented by the addition of the following:

     EXCHANGE-TRADED FUNDS

     The Portfolio may invest up to 10% of its net assets in shares of various Exchange-Traded Funds ("ETFs"). No more than 5% of the Portfolio's net assets will be invested in any one ETF. ETFs seek to track the performance of various portions or segments of the equity markets. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds and their market value is expected to rise and fall as the value of the underlying index or bond rises and falls.

The Prospectus is hereby amended and supplemented to reflect a change in the management of the Value Equity Portfolio.

Accordingly, the section of the Prospectus titled "PORTFOLIO MANAGEMENT" is hereby replaced by the following:

     The Portfolio's assets are managed by the Equity Income Team. Current members of the team include James A. Gilligan, Managing Director, Thomas Bastian, Sergio Marcheli and James O. Roeder, Vice Presidents, and Vincent E. Vizachero, Associate.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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